EXHIBIT 10.8


                                PROMISSORY NOTE

TO: 1243722 ONTARIO INC. (THE "PAYEE")


                                           $253,368.00 CDN (THE "PRINCIPAL SUM")
WHEREAS, the Payee has advanced the Principal Sum to Curtis International Ltd. (the "Payor") which is currently outstanding and the Payor and the Payee have agreed upon the repayment terms of the Principal Sum.


     NOW, THEREFORE, this Promissory Note witnesses as follows:

     FOR VALUE RECEIVED, the Payor hereby agrees to pay to the Payee at Toronto, Ontario, Canada, the Principal Sum, with interest thereon at the rate of eight (8%) percent per annum commencing as and from June 1, 1998 as follows:


     The Principal Sum shall be repaid in six (6) equal quarter yearly installments on the last day of the month in which each quarter-year occurs, the first payment commencing 90 days from the effective date of the Registration Statement on Form SB-2, with interest thereon at the rate of eight (8%) percent per annum payable quarter-yearly on the dates that the portions of the Principal Sum are payable. Interest from June 1, 1998 shall be payable quarterly and shall be accrued and shall be payable with the first payment. Quarterly payments shall be made only if the Company is profitable on a post-tax basis for such quarter.


     In the event that the Payor has not completed its initial public offering by October 31, 1998, then the amounts represented by this Note shall be payable on demand.

     The Payor shall have the right, at any time or times, without notice or bonus, to prepay any part or parts of the Principal Sum and accrued interest thereon.

     DATED as of 1st day of June, 1998.

                                          CURTIS INTERNATIONAL LTD.

                                          Per:      /s/ AARON HERZOG
                                            ------------------------------------
                                                        Aaron Herzog
                                                         President
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                                PROMISSORY NOTE


TO: ARTUS INTERNATIONAL LTD. (THE "PAYEE")



                                           $550,032.00 CDN (THE "PRINCIPAL SUM")


     WHEREAS, the Payee has advanced the Principal Sum to Curtis International Ltd. (the "Payor") which is currently outstanding and the Payor and the Payee have agreed upon the repayment terms of the Principal Sum.

     NOW, THEREFORE, this Promissory Note witnesses as follows:

     FOR VALUE RECEIVED, the Payor hereby agrees to pay to the Payee at Toronto, Ontario, Canada, the Principal Sum, with interest thereon at the rate of eight (8%) percent per annum commencing as and from June 1, 1998 as follows:


     The Principal Sum shall be repaid in six (6) equal quarter yearly installments on the last day of the month in which each quarter-year occurs, the first payment commencing 90 days from the effective date of the Registration Statement on Form SB-2, with interest thereon at the rate of eight (8%) percent per annum payable quarter-yearly on the dates that the portions of the Principal Sum are payable. Interest from June 1, 1998 shall be payable quarterly and shall be accrued and shall be payable with the first payment. Quarterly payments shall be made only if the Company is profitable on a post-tax basis for such quarter.


     In the event that the Payor has not completed its initial public offering by October 31, 1998, then the amounts represented by this Note shall be payable on demand.

     The Payor shall have the right, at any time or times, without notice or bonus, to prepay any part or parts of the Principal Sum and accrued interest thereon.

     DATED as of 1st day of June, 1998.

                                          CURTIS INTERNATIONAL LTD.

                                          Per:      /s/ AARON HERZOG
                                            ------------------------------------
                                                        Aaron Herzog
                                                         President

                                PROMISSORY NOTE


TO: 1279594 ONTARIO INC. (THE "PAYEE")



                                           $253,368.00 CDN (THE "PRINCIPAL SUM")


     WHEREAS, the Payee has advanced the Principal Sum to Curtis International Ltd. (the "Payor") which is currently outstanding and the Payor and the Payee have agreed upon the repayment terms of the Principal Sum.

     NOW, THEREFORE, this Promissory Note witnesses as follows:

     FOR VALUE RECEIVED, the Payor hereby agrees to pay to the Payee at Toronto, Ontario, Canada, the Principal Sum, with interest thereon at the rate of eight (8%) percent per annum commencing as and from June 1, 1998 as follows:


     The Principal Sum shall be repaid in six (6) equal quarter yearly installments on the last day of the month in which each quarter-year occurs, the first payment commencing 90 days from the effective date of the Registration Statement on Form SB-2, with interest thereon at the rate of eight (8%) percent per annum payable quarter-yearly on the dates that the portions of the Principal Sum are payable. Interest from June 1, 1998 shall be payable quarterly and shall be accrued and shall be payable with the first payment. Quarterly payments shall be made only if the Company is profitable on a post-tax basis for such quarter.


     In the event that the Payor has not completed its initial public offering by October 31, 1998, then the amounts represented by this Note shall be payable on demand.

     The Payor shall have the right, at any time or times, without notice or bonus, to prepay any part or parts of the Principal Sum and accrued interest thereon.

     DATED as of 1st day of June, 1998.

                                          CURTIS INTERNATIONAL LTD.

                                          Per:      /s/ AARON HERZOG
                                            ------------------------------------
                                                        Aaron Herzog
                                                         President